UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

THQ INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2012, THQ Inc. (the "Company") held its 2012 Annual Meeting of Stockholders (the "Annual Meeting") in Westlake Village, California. The proposals submitted to a vote at the Annual Meeting and the results of the voting on the proposals are set forth below.

1.     Election of six directors to serve until the next annual meeting of stockholders and the election and qualification of their successors, if any:

	Votes For	Votes Withheld	Broker Non-Votes
Brian J. Farrell	2,063,018	585,886	3,058,360
Lawrence Burstein	2,168,729	480,175	3,058,360
Henry T. DeNero	2,172,148	476,756	3,058,360
Brian P. Dougherty	2,171,806	477,098	3,058,360
Jeffrey W. Griffiths	2,171,803	477,101	3,058,360
James Whims	2,171,606	477,298	3,058,360

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified.

2.     Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013:

Votes For	Votes Against	Votes Withheld
5,432,663	220,477	54,124

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company to serve for the fiscal year ending March 31, 2013 was duly ratified by the Company's stockholders.

 3.    Advisory vote as to whether the stockholders approve the compensation of the Company's named executive officers (Say-on-Pay):

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
2,055,717	576,853	16,334	3,058,360

Based on the votes set forth above, the proposal for the advisory vote to indicate whether the stockholders approve the compensation paid to the Company's named executive officers has received the affirmative vote of a majority of the voting shares and, accordingly, the stockholders have advised the Company that they approve of the compensation paid to the Company's named executive officers.

4.    Stockholder proposal to adopt a majority voting standard for uncontested election of directors:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
2,395,852	225,440	27,612	3,058,360

Based on the votes set forth above, the stockholder proposal for the Company to adopt a majority voting standard for uncontested election of directors received the affirmative vote of a majority of the voting shares and, accordingly, the stockholders approved the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Edward L. Kaufman
Date: August 29, 2012		Edward L. Kaufman,
Executive Vice President, Business and Legal Affairs